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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 15, 2005


                       AMERICAN EXPRESS CREDIT CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-6908                                          11-1988350
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(Commission File Number)                      (IRS Employer Identification No.)


One Christina Centre, 301 N. Walnut Street
    Suite 1002, Wilmington, Delaware                     19801-2919
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (302) 594-3350
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an
Off Balance Sheet Arrangement of a Registrant


     On November 15, 2005, American Express Canada Credit Corporation ("Cancredco"), a wholly owned subsidiary of American Express Credit Corporation (the "Registrant"), issued and sold Canadian $300,000,000 principal amount (approximately U.S. $240 million) of its Floating Rate Medium-Term Notes due November 15, 2007, which bear interest at a rate equal to the one-month Canadian dollar bankers' acceptance rate plus 0.09 percent, and Canadian $500,000,000 principal amount (approximately U.S. $400 million) of its 4.30 percent Medium-Term Notes due November 12, 2010 (collectively, the "Notes"). The Notes are unconditionally guaranteed as to the payment of principal, premium (if any), interest and certain other amounts by the Registrant. The Notes were issued pursuant to Cancredco's previously disclosed base shelf prospectus program for the issuance of up to Canadian $3.5 billion principal amount of guaranteed notes in Canada. The Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933 and may not be offered, sold or delivered in the United States or to, or for the account or benefit of U.S. persons, absent registration or an applicable exemption from the registration requirements. The Notes may not be redeemed prior to their stated maturity dates except in the event of certain events relating to changes in tax law. The Notes are also subject to acceleration upon standard terms, including in the event of a bankruptcy or cross-default on other indebtedness. Cancredco intends to use the proceeds to repay a portion of its outstanding Canadian dollar borrowings under a credit agreement to which it is a party and for its general corporate purposes, including those of its affiliates.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)

                                          By     /s/ Christopher S. Forno
                                                 ----------------------------
                                          Name:  Christopher S. Forno
                                          Title: President and
                                                   Chief Executive Officer









Date:   November 16, 2005